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               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  February 1, 1995


                    Checkpoint Systems, Inc.
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      (Exact name of registrant as specified in its charter)


                          Pennsylvania
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   (State or other jurisdiction of incorporation or organization)



          1-11257                               22-1895850
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   (Commission File Number)            (I.R.S.Employer Identification No.)



      101 Wolf Drive, PO Box 188       Thorofare, New Jersey 08086
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                (Address of principal executive offices)



                                 (609) 848-1800
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                (Registrant's telephone number, including area code)


                                           N/A
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               (Former name or address, if changed since last report)

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  Item 2.    Acquisition or Disposition of Assets
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               On February 1, 1995, Registrant consummated its acquisition of all of the issued and outstanding capital stock of Alarmex, Inc. ("Alarmex") and a related company, Bayport Controls, Inc. ("Bayport). Pursuant to separate Stock Purchase Agreements the Registrant acquired Alarmex and Bayport for a total combined purchase price of $13.5 million ($10 million in cash and 200,717 shares of unregistered Common Stock of Checkpoint Systems, Inc.), subject to adjustment as set forth below.

               Pursuant to the Stock Purchase Agreement pertaining to the purchase of Alarmex, $3 million was placed in an interest-bearing escrow account pending a post closing audit of the stockholders' equity of Alarmex at December 31, 1994. To the extent that the stockholders' equity of Alarmex at December 31, 1994 is less than $2,882,000., the purchase price will be reduced by 50 cents for each $1.00 of deficiency until the stockholders' equity reaches $2,722,000., at which point any additional deficiency will be deducted dollar-for-dollar from the purchase price.

               The purchase price was determined as a result of arms length barganing between the parties taking into account the business and prospects of each parties and the anticipated synergies between the businesses.

               The source of funds for the acquisition was funded indebtedness provided by an insurance company. There is no material relationship between the registrant, its affiliates, officers or directors and any affiliate, officer or director of Alarmex or Bayport.

               Alarmex designs and provides CCTV, POS monitoring, burglar and fire alarm systems and also provides related central station monitoring services to over 9,000 retail sites in the United States. Bayport designs and manufactures CCTV equipment. The Company believes the combined acquisition of Alarmex and Bayport will complement Checkpoint's current CCTV and POS monitoring products. With the acquisition of Alarmex and Bayport, Checkpoint will be able to offer its customers a broader and more sophisticated range of CCTV and POS monitoring products. In addition, Alarmex will enable Checkpoint to enter the burglar and fire alarm market with related central station alarm monitoring capabilities.

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     Item 7.   Financial Statements and Exhibits
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               (a)  Financial Statements of Business Acquired.
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                    Audited Financial Statements for the year ended
  December 31, 1994 will be filed by amendment hereto as soon as practicable, but not later than sixty (60) days after the date on which this Current Report on Form 8-K must be filed.

               (b)  Proforma Financial Statements.
                    -----------------------------
                    Proforma Combined Financial Information and Historical consolidated financial statements of the Company, Alarmex and Bayport as of September 30, 1994, were filed with the Company's S-3 Registration Statement, filed on January 25, 1995, and are incorporated herein by reference.

               (c)  Exhibits.
                    --------
                    Filed herewith as Exhibit A and B to this Form 8-K are Stock Purchase Agreements by and between the Registrant and Alarmex, Inc. and Bayport Controls, Inc respectively.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     February 15, 1995

     CHECKPOINT SYSTEMS, INC.
     /s/Steven G. Selfridge
     Steven G. Selfridge
     Senior Vice President - Operations
     and Chief Financial Officer

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                      CHECKPOINT SYSTEMS, INC.
                              FORM 8-K
                          INDEX TO EXHIBITS
                         ------------------


  The following documents are filed as part of this Form 8-K.

                                                             SEQUENTIALLY
                                                               NUMBERED
  EXHIBIT NO.  EXHIBIT                                          PAGES
  -----------  --------------------------------------------   -----------
  EXHIBIT 10   (a)  Stock Purchase Agreement by and between       (1)
                    Checkpoint Systems,Inc., Daniel J.
                    Frederick and Alarmex, Inc.

  EXHIBIT 10   (b)  Stock Purchase Agreement by and between       (1)
                    Checkpoint Systems, Inc., Mary E.
                    Frederick and Bayport Controls, Inc.


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